================================================================================



                      MASTER SALES AND SERVICING AGREEMENT

                           Dated as of April 16, 1998

                                      among

                          TECHNOLOGY ACCEPTANCE CORP.,
                                    as Issuer

                                       and

                              TECHNOLOGY TRUST S.A.

                                       and

                             BAHIA TECNOLOGIA LTDA.,
                        as Seller and Principal Servicer

                                       and

                             BANCO CREDIBANCO S.A.,
                          as Brazilian Collateral Agent

                                       and

                              VITECH AMERICA, INC.,
                             as Repurchase Guarantor



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
                                TABLE OF CONTENTS
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                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1.  Definitions.........................................................................................2
SECTION 1.2.  Construction of References, etc.....................................................................2
SECTION 1.3.  Calculations........................................................................................2
SECTION 1.4.  Section References..................................................................................2
SECTION 1.5.  No Recourse.........................................................................................3


                                   ARTICLE II
                            CONVEYANCE OF RECEIVABLES

SECTION 2.1.  Sale of Initial Designated Receivables..............................................................3
SECTION 2.2.  Purchases of Additional Designated
                Receivables.......................................................................................4
SECTION 2.3.  Repurchase Obligation and Substitutions.............................................................6
SECTION 2.4.  Repurchase Guarantee................................................................................6
SECTION 2.5.  Maintenance of Minimum Overcollateral Ratio.........................................................7
SECTION 2.6.  Concentration Limits................................................................................7
SECTION 2.7.  Credit Committee....................................................................................7
SECTION 2.8.  Representations, Warranties and Covenants
                of the Seller and TTSA............................................................................8


                                   ARTICLE III
             ADMINISTRATION AND SERVICING OF DESIGNATED RECEIVABLES

SECTION 3.1.  Duties of the Principal Servicer...................................................................13
SECTION 3.2.  Collection of Designated Receivable Payments;
                Collection Banks.................................................................................16
SECTION 3.3.  Notice upon Breach of Covenants....................................................................17
SECTION 3.4.  Principal Servicer Fee; Payment of
                Certain Expenses By Principal Servicer...........................................................17
SECTION 3.5.  Principal Servicer Monthly Certificates............................................................17
SECTION 3.6.  Annual Statement of Compliance; Notice
                of Principal Servicer Termination Event..........................................................18
SECTION 3.7.  Access to Certain Documentation and
                Information Regarding Receivables................................................................18
SECTION 3.8.  Information Delivery Requirements..................................................................19
SECTION 3.9.  Retention and Termination of
                Principal Servicer...............................................................................19
SECTION 3.10. Representations, Warranties and
                Covenants of the Principal Servicer..............................................................19

                                   ARTICLE IV
                                   THE SELLER

SECTION 4.1.  Liability of Seller, Indemnities...................................................................22
SECTION 4.2.  Merger or Consolidation of, or Assumption
                of the Obligations of, the Seller................................................................22
SECTION 4.3.  Additional Covenants of the Seller.................................................................23

                                    ARTICLE V
                             THE PRINCIPAL SERVICER

SECTION 5.3.  Liability of Principal Servicer;
                Indemnities......................................................................................25
SECTION 5.4.  Merger or Consolidation of, or Assumption of
                the Obligations of, the Principal Servicer.......................................................26
SECTION 5.5.  Limitation on Liability of Principal
                Servicer and Others..............................................................................27
SECTION 5.6.  Delegation of Duties...............................................................................27
SECTION 5.7.  Principal Servicer Not to Resign...................................................................28

                                   ARTICLE VI
                      PRINCIPAL SERVICER TERMINATION EVENTS

SECTION 6.1.  Principal Servicer Termination Event...............................................................28
SECTION 6.2.  Consequences of a Principal Servicer
                Termination Event................................................................................29
SECTION 6.3.  Appointment of Successor...........................................................................30
SECTION 6.4.  Notification to Holders............................................................................31

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

SECTION 7.1.  Amendment..........................................................................................31
SECTION 7.2.  Governing Law......................................................................................32
SECTION 7.3.  Submission to Jurisdiction and
                Appointment of Process Agent.....................................................................33
SECTION 7.4.  Severability of Provisions.........................................................................33
SECTION 7.5.  Assignment.........................................................................................33
SECTION 7.6.  Third-Party Beneficiaries..........................................................................34
SECTION 7.7.  Counterparts.......................................................................................34
SECTION 7.8.  Intention of Parties...............................................................................34
SECTION 7.9.  Notices............................................................................................34
SECTION 7.10. Nonpetition Covenant...............................................................................35
SECTION 7.11. Seller as Agent of the Issuer and TTSA.............................................................35

Appendix A     - Uniform Definitions
Appendix B     - Representations and Warranties of the Seller
                 and TTSA
Appendix C     - Credit Manual

EXHIBITS
--------

Exhibit A-        Form of Debenture
Exhibit B-        Form of Assignment of Credit Rights
Exhibit C-1       Form of Principal Servicer Monthly Certificate
Exhibit C-2       Form of Independent Accountants Monthly
                  Certificate
Exhibit D-        Form of Collection Report
Exhibit E-        Form of Aging Designated Receivables Report
Exhibit F-        Form of Scheduled Monthly Payments Report
Exhibit G-        Form of Designated Receivables Pool Report
Exhibit H-        Form of Affected Receivables Report
Exhibit I-        Agreed-Upon Procedures

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                                       iii

         THIS MASTER SALES AND SERVICING AGREEMENT, dated as of April 16, 1998, (as amended or modified from time to time after the date hereof, this "Agreement") is made among TECHNOLOGY ACCEPTANCE CORP., a corporation organized under the laws of the Cayman Islands (the "Issuer"), TECHNOLOGY TRUST S.A., a corporation organized under the laws of the Federative Republic of Brazil ("TTSA"), BAHIA TECNOLOGIA LTDA., a corporation organized under the laws of the Federative Republic of Brazil, as Seller and Principal Servicer (in its capacity as Seller, the "Seller," and its capacity as Principal Servicer, the "Principal Servicer"), VITECH AMERICA, INC., a corporation organized under the laws of the State of Florida (the "Repurchase Guarantor") and BANCO CREDIBANCO S.A., a bank organized under the laws of the Federative Republic of Brazil, not in its individual capacity but solely as collateral agent (the "Brazilian Collateral Agent").

                             PRELIMINARY STATEMENTS

         1.  The Seller and the Seller Affiliates generate the
Receivables by entering into Sale Agreements with Obligors,

         2. The Seller is the legal and beneficial owner of the Receivables,

         3. The Seller desires to sell, and TTSA desires to purchase, the Initial Designated Receivables on the initial Issue Date,

         4. TTSA desires to sell, and the Issuer desires to purchase, the Initial Designated Receivables purchased by TTSA on the initial Issue Date,

         5. Thereafter, the Seller desires to sell, and TTSA desires to purchase, Additional Designated Receivables from time to time in accordance with the provisions of this Agreement,

         6. TTSA desires to sell, and the Issuer desires to purchase, the Additional Designated Receivables purchased by TTSA from time to time in accordance with the provisions of this Agreement,

         7. The Issuer owns 99.99% of the issued and outstanding capital stock of TTSA,

         8. The Issuer desires to appoint the Seller as Principal Servicer in respect of the Designated Receivables,

         9. Pursuant to the Indenture:

         (a) the Issuer may from time to time issue Senior Notes in Series;

         (b) the Issuer has appointed the Trustee to act as trustee on behalf of the Noteholders in respect of the Senior Notes; and

         (c) the Issuer has assigned all of its right, title and interest in and to the Designated Receivables and the other Collateral to the Trustee for the benefit of the Holders of the Senior Notes.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.1. Definitions. For all purposes of this Agreement, the capitalized terms used herein which are defined in Appendix A hereto have the respective meanings assigned in such Appendix A.

         SECTION 1.2. Construction of References, etc. All references in this Agreement to designated Sections and other subdivisions are to such designated Sections and subdivisions of this Agreement. Except as otherwise indicated, all the agreements or instruments herein defined or referred to shall mean such agreements or instruments as the same may be supplemented or amended from time to time or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof. Each Appendix and Exhibit hereto forms a part of this Indenture as if set forth in the text hereof.

         SECTION 1.3. Calculations. All calculations of the amount of interest accrued on the Senior Notes shall be made on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed. In the computation of interest and fees payable from a specified date to a later specified date, unless otherwise indicated the word "from" means "from and including" and the words "to" and "until" both mean "to but excluding." All references to the Outstanding Stated Amount of a Receivable or Net Present Value of a Receivable or any other calculation as of any day shall refer to the close of business on such day.

         SECTION 1.4. Section References. All references to Articles, Sections, paragraphs, subsections, Appendices and Exhibits shall be to such portions of this Agreement unless otherwise specified.

         SECTION 1.5. No Recourse. The obligations of the Issuer under this Agreement shall be limited to the proceeds of realization of the Collateral and, in the case of any Series of Senior Notes, the Series Collateral relating to that Series and to the extent the proceeds of realization of the Collateral and, as the case may be, the Series Collateral are insufficient to meet the obligations of the Issuer under the this Agreement in full, the obligations of the Issuer in respect of such deficit shall be extinguished and no Person shall have any further claim against the Issuer. Furthermore, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, TTSA, the Repurchase Guarantor (except in connection with the Repurchase Obligation), the Seller or any Servicer under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against (i) any owner of a beneficial interest in the Issuer, TTSA, the Repurchase Guarantor, the Seller (except against the Repurchase Guarantor in connection with the Repurchase Obligation) or any Servicer or (ii) any partner, owner, beneficiary, agent, officer, director, employee or agent of any holder of a beneficial interest in the Issuer, TTSA, the Repurchase Guarantor, the Seller or any Servicer except as any such Person may have expressly agreed.


                                   ARTICLE II
                            CONVEYANCE OF RECEIVABLES

         SECTION 2.1.  Sale of Initial Designated Receivables.

         (a) Subject to the terms and conditions of this Agreement, the Seller, on the initial Issue Date, agrees to sell, assign and transfer to TTSA, and TTSA agrees to purchase from the Seller, all of the Seller's right, title and interest in and to the Initial Designated Receivables.

         (b) The sale and purchase referred to in Section 2.1(a) shall be effected by the Seller executing a Seller Assignment of Credit Rights and the delivery to TTSA and the Principal Servicer of a computer file containing all relevant information in respect of the Initial Designated Receivables. It is the intention of the Seller that the transfer and assignment contemplated by this Agreement and such Seller Assignment of Credit Rights shall constitute a sale of the Initial Designated Receivables by the Seller to TTSA and, as a result thereof, the beneficial interest in and title to the Initial Designated Receivables shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any applicable bankruptcy law.

         (c) TTSA shall deliver to the Seller as payment for the Initial Designated Receivables, and the Seller shall accept as payment therefor, the following consideration:

                  (i) an amount in Reais equal to the Receivables Purchase Price; plus

                  (ii) the Debenture that shall have been issued to TTSA by the Issuer pursuant to Section 2.1(e)(ii).

         (d) Subject to the terms and conditions of this Agreement, TTSA, on the initial Issue Date, agrees to sell, assign and transfer to the Issuer and the Issuer agrees to purchase from TTSA, all of TTSA's right, title and interest in and to the Initial Designated Receivables that TTSA shall have acquired from the Seller pursuant to Section 2.1(a).

         (e) The Issuer shall deliver to TTSA, as payment for the Initial Designated Receivables the following consideration:

                  (i) an amount in cash in U.S. Dollars equal to the Receivables Purchase Price; plus

                  (ii) a U.S. Dollar-denominated Debenture, issued by the Issuer, substantially in the form of Exhibit A hereto.

         (f) The sale and purchase referred to in Section 2.1(d) shall be effected by TTSA executing a TTSA Assignment of Credit Rights, without recourse (but without limitation of TTSA's obligations in this Agreement). It is the intention of TTSA that the transfer and assignment contemplated by this Agreement and such TTSA Assignment of Credit Rights shall constitute a sale of the Initial Designated Receivables by TTSA to the Issuer and that as a result thereof the beneficial interest in and title to the Initial Designated Receivables shall not be part of TTSA's estate in the event of the filing of a bankruptcy petition by or against TTSA under any applicable bankruptcy law.

         SECTION 2.2.  Purchases of Additional Designated Receivables.

         (a) Subject to the terms and conditions of this Agreement, the Seller, on each Subsequent Purchase Date, agrees to sell, assign and transfer to TTSA, and TTSA agrees to purchase, Additional Designated Receivables.

         (b) Each sale and purchase referred to in Section 2.2(a) shall be effected by the Seller executing a Seller Assignment of Credit Rights and the delivery to the Principal Servicer of a computer file containing all relevant information in respect of such Additional Designated Receivables. It is the intention of the Seller that the transfer and assignment contemplated by this Agreement and each such Seller Assignment of Credit Rights shall constitute a sale of the related Additional Designated Receivables from the Seller to TTSA and that as a result thereof the beneficial interest in and title to such Additional Designated Receivables shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any applicable bankruptcy law.

         (c) As consideration for each sale of Additional Designated Receivables, TTSA shall pay the Seller an amount equal to the Receivables Purchase Price therefor. In connection with each such sale of Additional Designated Receivables to TTSA, and upon any further sale of such Additional Designated Receivables by TTSA to the Issuer, the Issuer will effect a Debenture Adjustment. The amount of the Debenture Adjustment will be determined in accordance with the terms of the Debenture and this Agreement. The Seller agrees that a Debenture Adjustment will be the sole consideration in respect of any Additional Designated Receivables that are transferred to TTSA solely in order to satisfy the Overcollateral Obligation.

         (d) Subject to the terms and conditions of this Agreement, TTSA, on each Subsequent Purchase Date, agrees to sell, assign and transfer to the Issuer, and the Issuer agrees to purchase from TTSA, any Additional Designated Receivables sold, assigned and transferred to TTSA by the Seller pursuant to
Section 2.2(a).

         (e) Each sale and purchase referred to in Section 2.2(d) shall also be effected by TTSA executing a TTSA Assignment of Credit Rights, without recourse (but without limitation of TTSA's obligations in this Agreement). It is the intention of TTSA that the transfer and assignment contemplated by this Agreement and each such TTSA Assignment of Credit Rights shall constitute a sale of the related Additional Designated Receivables from TTSA to the Issuer and that as a result thereof the beneficial interest in and title to the Additional Designated Receivables shall not be part of TTSA's estate in the event of the filing of a bankruptcy petition by or against TTSA under any applicable bankruptcy law.

         (f) As consideration for the Additional Designated Receivables, the Issuer shall pay TTSA an amount equal to the Receivables Purchase Price, provided, however, that the consideration for any Additional Designated Receivables transferred to the Issuer solely in order to satisfy the Overcollateral Obligation shall be a Debenture Adjustment.

         SECTION 2.3.  Repurchase Obligation and Substitutions.

         (a) Any of the following shall be deemed an "Affected Receivable": (i) any Designated Receivable that has become a Defaulted Receivable, (ii) any Designated Receivable that ceases to be, or was not at the time of transfer, an Eligible Receivable, (iii) any Designated Receivable whose sale to TTSA or the Issuer is contested or challenged, (iv) any Designated Receivable the Obligor of which (1) is the Obligor in respect of any Receivable (whether or not a Designated Receivable) that has become a Defaulted Receivable, (2) is, during any 12-month period, the Obligor in respect of three Delinquent Receivables (whether or not Designated Receivables), or (3) has announced its inability or unwillingness to make payment of such Designated Receivable or has in any way contested or challenged its obligation to pay such Designated Receivable or the validity or enforceability of the Sale Agreement that gave rise to such Designated Receivable, and (v) any Designated Receivable whose inclusion in the Designated Receivables Pool causes the Designated Receivables Pool to be in violation of the Concentration Limits.

         (b) On any Brazilian Business Day on which the Pool of Designated Receivables contains Affected Receivables (a "Required Repurchase Date"), the Seller shall repurchase from the Issuer (such obligation, the "Repurchase Obligation") any Affected Receivable at a price equal to the Repurchase Price thereof. If the Seller owns any Additional Designated Receivables, the Seller shall satisfy the Repurchase Obligation by transferring to the Issuer an aggregate amount of Additional Designated Receivables (each such transfer, a "Substitution") the Net Present Value of which is equal to the Repurchase Price. If the Net Present Value of Additional Designated Receivables available to the Seller to effect a Substitution is less than the Repurchase Price, then the Seller must apply such Additional Designated Receivables to effect a Substitution and pay in cash the excess of the Repurchase Price over the Net Present Value of the Additional Designated Receivables transferred to the Issuer pursuant to such Substitution. The Seller shall assume all costs related to its Repurchase Obligation and any Substitutions. Any Receivables Repurchase Price paid by the Seller pursuant to this Section 2.3(b) shall be deposited into the Collection Account.

         (c) The Seller shall notify the Brazilian Collateral Agent in advance of the manner in which it intends to discharge its Repurchase Obligation.

         SECTION 2.4. Repurchase Guarantee. If the Seller fails to discharge in full any portion of its Repurchase Obligation on or prior to any relevant Required Repurchase Date, the Repurchase Guarantor shall, within 24 hours of such expired Required Repurchase Date, deposit into the Collection Account an amount in

Reais equal to the unpaid portion of the Repurchase Price required to be paid by the Seller pursuant to Section 2.3(b). If required pursuant to the terms of the Debenture, a Debenture Adjustment will be effected upon any deposit into the Collection Account made by the Repurchase Guarantor pursuant to this Section 2.4.

         SECTION 2.5. Maintenance of Minimum Overcollateral Ratio. On any Brazilian Business Day that the Overcollateral Ratio is less than the Minimum Overcollateral Ratio (an "Additional Collateral Date"), the Seller shall (such obligation, the "Overcollateral Obligation")sell, assign and transfer to TTSA, and TTSA shall sell, assign and transfer to the Issuer, a sufficient amount of Additional Designated Receivables so that, upon such sale and assignment and after giving effect thereto, the Overcollateral Ratio is at least equal to the Minimum Overcollateral Ratio. Each sale and purchase required to be made pursuant to this Section 2.5 shall be made in accordance with the provisions of
Section 2.2. The Seller may also satisfy its Overcollateral Obligation by depositing a sufficient amount of cash in the Collection Account so that, upon such deposit and after giving effect thereto, the Overcollateral Ratio is at least equal to the Minimum Overcollateral Ratio.

         SECTION 2.6. Concentration Limits. The Seller hereby covenant and agree that (a) the sum of the Outstanding Stated Amounts of Designated Receivables in the Designated Receivables Pool due from any one individual may not exceed U.S.$5,000 (using for purposes of any required currency conversions the Reference Rate), (b) the sum of the Outstanding Stated Amounts of Designated Receivables in the Designated Receivables Pool due from any single corporation, partnership or governmental entity may not exceed 5% of the Aggregate Outstanding Stated Amount, and (c) the sum of the Outstanding Stated Amounts of Designated Receivables in the Designated Receivables Pool due from corporate, partnership and governmental entities may not exceed 50% of the Aggregate Outstanding Stated Amount. The limitations set forth in this Section 2.6 shall be referred to as the "Concentration Limits."

         SECTION 2.7. Credit Committee. The Seller's credit committee (the "Credit Committee") shall be composed of one member appointed by the Seller and one member appointed by Unibanco. Any amendment to the Credit Manual shall require the written approval of the Credit Committee. All decisions by the Credit Committee require the unanimous vote of the Credit Committee. The Credit Committee may consult with any relevant rating agency regarding any matter related to a rated Series of Notes.

         SECTION 2.8. Representations, Warranties and Covenants of the Seller and TTSA. By its execution of this Agreement and each

Seller Assignment of Credit Rights, the Seller makes, and by its execution of this Agreement and each TTSA Assignment of Credit Rights, TTSA makes, the following representations and warranties and agrees to comply with the following covenants, on which the Issuer relies in purchasing the Designated Receivables and in issuing the Senior Notes. Unless otherwise specified, such representations and warranties shall be true and correct as of each Issue Date and each Subsequent Purchase Date, as appropriate, and shall survive the sale, transfer, and assignment of the Designated Receivables to the Issuer.

         (a) Affirmative Covenants. Each of the Seller and TTSA agrees that until all obligations incurred by the Issuer in relation to the Senior Notes have been fully paid and performed in full, it shall perform the obligations set forth in this Section 2.8(a).

                  (i) Necessary action. Each of the Seller and TTSA shall, as appropriate, take all necessary action to maintain the validity and enforceability of the relevant Sale Agreements, each Seller Assignment of Credit Rights and each TTSA Assignment of Credit Rights.

                  (ii) No claims. (A) The Seller agrees that any claim it may have against TTSA or the Issuer for monies or assets is, and shall be, subordinate to the claims of the Noteholders, and that it will not assert any rights to or against monies owed to it by TTSA or the Issuer so long as any amount payable in respect of the Senior Notes remains unpaid, including but not limited to any right to receive payments (other than amounts payable under the Debenture on any Excess Overcollateral Date) in respect of the Debenture. (B) TTSA agrees that any claim it may have against the Issuer for monies or assets is, and shall be, subordinate to the claims of the Noteholders, and that it will not assert any rights to or against monies owed to it by the Issuer so long as any amount payable in respect of the Senior Notes remains unpaid, including but not limited to any right to receive payments (other than amounts payable under the Debenture or any Excess Overcollateral Date) in respect of the Debenture.

                  (iii) Credit Policy, Origination of Receivables. The Seller shall at all times maintain, and cause the Seller Affiliates at all times to maintain, credit policies that are at least as stringent as its current credit policies set forth in the Credit Manual. The Seller shall only originate, and cause the Seller Affiliates only to originate, Receivables in accordance with the credit policies set forth in the Credit Manual.

                  (iv) Insurance. The Seller shall maintain or cause to be maintained, and cause the Seller Affiliates to maintain or cause to be maintained, insurance with responsible insurance companies with respect to its and their properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses.

                  (v) Arm's Length Transactions. In dealing with affiliates or related parties, each of the Seller and TTSA shall negotiate and deal with such affiliates or related parties on an arm's length basis.

                  (vi) Custody of Delivered Checks. The Seller shall maintain safe and secure custody of all checks delivered by Obligors under Class 1 Receivables.

         (b) Schedule of Representations. Each of the Seller and TTSA represents and warrants, as of each Issue Date and each Subsequent Purchase Date, that the representations and warranties set forth in respect of it on Appendix B are true and correct.

         (c) Seller Representations and Warranties. The Seller represents and warrants, as of each Issue Date and each Subsequent Purchase Date, as to itself:

                  (i) Organization. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of Brazil, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, full power, authority and legal right to acquire, own and sell the Designated Receivables and the other property transferred to TTSA.

                  (ii) Due Qualification. The Seller is duly qualified and in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, and has obtained and is maintaining in effect all licenses and approvals required to conduct its business as currently conducted and to perform its obligations hereunder and under the other Transaction Documents to which it is a party.

                  (iii) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full corporate power and authority to sell and assign the Designated Receivables to be sold and assigned to TTSA by it, and has duly authorized such sale and assignment to TTSA by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party have been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligations. This Agreement and each Seller Assignment of Credit Rights effects, or will effect, a valid sale, transfer and assignment of the Designated Receivables, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement, each Seller Assignment of Credit Rights and the other Transaction Documents to which the Seller is a party, when duly executed and delivered, will constitute legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms.

                  (v) No Violation. The consummation of the transactions contemplated by this Agreement, each Seller Assignment of Credit Rights and the other Transaction Documents to which the Seller is a party and the fulfillment of the terms of this Agreement, each Seller Assignment of Credit Rights, and the other Transaction Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the bylaws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Indenture, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents to which the Seller is a party, (B) seeking to prevent the issuance of the Senior Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents to which the Seller is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents to which it is a party.

                  (vii) Chief Executive Office. The registered office of the Seller is at Rua E, Quadra Industrial Q, Lotes 05/06, 45600-000, Ilheus, Bahia, Brazil.

         (d) TTSA Representations and Warranties. TTSA represents and warrants, as of each Issue Date, as to itself:

                  (i) Organization. TTSA has been duly organized and is validly existing as a corporation in good standing under the laws of Brazil, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, full power, authority and legal right to acquire, own and sell the Designated Receivables and the other property transferred to TTSA.

                  (ii) Due Qualification. TTSA is duly qualified and in good standing, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, and has obtained and is maintaining in effect all licenses and approvals required to conduct its business as currently conducted and to perform its obligations hereunder and under the other Transaction Documents to which it is a party.

                  (iii) Power and Authority. TTSA has the corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; TTSA has full power and authority to sell and assign the Designated Receivables to be sold and assigned to the Issuer by it, and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by TTSA by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligations. This Agreement and each TTSA Assignment of Credit Rights effects, or will effect, a valid sale, transfer and assignment of the Designated Receivables, enforceable against TTSA and creditors of TTSA; and this Agreement, each TTSA Assignment of Credit Rights and the other Transaction Documents to which TTSA is a party, when duly executed and delivered, will constitute legal, valid and binding obligations of TTSA enforceable against TTSA in accordance with their respective terms.

                  (v) No Violation. The consummation of the transactions contemplated by this Agreement, each TTSA Assignment of Credit Rights and the other Transaction Documents to which TTSA is a party and the fulfillment of the terms of this Agreement, each TTSA Assignment of Credit Rights and the other Transaction Documents to which TTSA is a party shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the bylaws of TTSA, or any indenture, agreement, mortgage, deed of trust or other instrument to which TTSA is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Indenture, or violate any law, order, rule or regulation applicable to TTSA of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over TTSA or any of its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending or, to TTSA's knowledge, threatened against TTSA, before any court, regulatory body; administrative agency or other tribunal or governmental instrumentality having jurisdiction over TTSA or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents to which the TTSA is a party, (B) seeking to prevent the issuance of the Senior Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which TTSA is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by TTSA of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents to which it is a party.

                  (vii) Chief Executive Office. The registered office of TTSA is at Rua Ribeiro de Brito, no. 1111, sala 6, Bairro de Boa Viagem, 51021-310 Recife, Pernambuco, Brazil.

         SECTION 2.9. Notice upon Breach of Warranty. Upon discovery by any of the Seller, TTSA, any Servicer, the Brazilian Collateral Agent or the Issuer of a breach of any of the representations and warranties set forth on Appendix B that materially and adversely affects the interests of the Holders in any Designated Receivable, the party discovering such breach shall give prompt written notice to the others and the Trustee;

provided, however, that the failure to give any such notice shall not affect any obligation of the Seller or TTSA.

         SECTION 2.10. Agreed-Upon Procedures. Within 30 days of the date of any Seller Assignment of Credit Rights, the Seller shall cause the Independent Accountants (a) to perform, with respect to the Designated Receivables covered by such Seller Assignment of Credit Rights, the procedures set forth in Exhibit I hereto and (b) to deliver to the Brazilian Collateral Agent and the Trustee a report thereon.



                                   ARTICLE III
             ADMINISTRATION AND SERVICING OF DESIGNATED RECEIVABLES

         SECTION 3.1.  Duties of the Principal Servicer.

         (a) The Principal Servicer is hereby authorized by the Issuer to act as agent for the Issuer and in such capacity shall manage, service, administer, and arrange for Eligible Obligors to make payments on the Designated Receivables in accordance with the provisions hereof, and perform the other actions required by the Principal Servicer under this Agreement. The Principal Servicer agrees that its servicing of the Designated Receivables shall be carried out in accordance with customary and usual procedures of institutions which service consumer goods financing and, to the extent more exacting, the degree of skill and attention that the Principal Servicer exercises from time to time with respect to all Receivables that it services for itself or others.

          (b) The Principal Servicer's duties shall include, without limitation, responding to inquiries of Eligible Obligors with respect to the Designated Receivables, investigating delinquencies, engaging in all necessary and appropriate collection efforts in respect of Delinquent Receivables and performing the other duties specified herein. The Principal Servicer shall at all times maintain at its own expense adequate records and computer and accounting systems and controls to satisfy its duties hereunder.

         (c) Consistent with the standards, policies and procedures required by this Agreement and the Credit Manual, the Principal Servicer shall make all reasonable efforts to collect all payments called for under the terms and provisions of the Designated Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all Receivables that it services for itself or others and otherwise act with respect to the Designated Receivables in such manner as will, in the reasonable judgment of the Principal Servicer, maximize the amount to be received by the Issuer with respect thereto. The Principal Servicer is authorized in its discretion to waive any late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Designated Receivable.

         (d) Without limiting the generality of the foregoing, the Principal Servicer is hereby authorized and empowered by the Issuer to execute and deliver, on behalf of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Designated Receivables; provided, however, that notwithstanding the foregoing, the Principal Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Eligible Obligor from payment of any unpaid amount under any Designated Receivable or waive the right to collect the unpaid balance of any Designated Receivable from the Eligible Obligor, except that the Principal Servicer may forego collection efforts if the amount subject to collection is de minimis and if it would forego collection in accordance with its customary procedures. The Principal Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Designated Receivable or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Designated Receivable or an Eligible Obligor. If the Principal Servicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned such Designated Receivable to the Principal Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Principal Servicer is authorized and empowered by the Issuer to execute and deliver in the Principal Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Issuer shall furnish the Principal Servicer with any powers of attorney and other documents which the Principal Servicer may reasonably request and which the Principal Servicer deems necessary or appropriate and take any other steps which the Principal Servicer may deem necessary or appropriate to enable the Principal Servicer to carry out its servicing and administrative duties under this Agreement.

         (e) The Principal Servicer shall take all actions reasonably suggested by the Independent Accountants, the Collection Banks, the Trustee or the Brazilian Collateral Agent and the Credit Committee with regard to the Designated Receivables in order to improve the control and efficient processing of the collections.

         (f) In the event the Principal Servicer shall for any reason no longer be acting as such, the successor Principal Servicer shall thereupon assume all of the rights and obligations of the outgoing Principal Servicer. The outgoing Principal Servicer shall, upon request of the Issuer but at the expense of the outgoing Principal Servicer, deliver to the successor Principal Servicer all documents and records relating to the Designated Receivables serviced by the outgoing Principal Servicer and an accounting of amounts collected and held on behalf of the Issuer.

         (g) The Principal Servicer shall maintain accounts and records as to each Designated Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Designated Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Designated Receivable and the amounts from time to time deposited in the Collection Account in respect of such Designated Receivable.

         (h) The Principal Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Designated Receivables to the Issuer, the Principal Servicer's master computer records (including any backup archives) that refer to any Designated Receivable indicate clearly that such Designated Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Designated Receivable shall be deleted from or modified on the Principal Servicer's computer systems when, and only when, the Designated Receivable has been paid in full or repurchased by the Seller or the Repurchase Guarantor.

         (i) The Principal Servicer shall permit the Trustee or the Brazilian Collateral Agent at any time to inspect, audit and make copies of and abstracts from the Principal Servicer's records regarding any Designated Receivables or any other portion of the Collateral.

         (j) The Principal Servicer shall give the Issuer, the Trustee and the Brazilian Collateral Agent at least 60 days' prior written notice of any relocation of its principal executive office.

         SECTION 3.2. Collection of Designated Receivable Payments; Collection Banks.

         (a) The Principal Servicer shall cause each Check to be deposited in the Collection Account on the respective Installment Sale Agreement Payment Date under the Installment Sale Agreement in respect of which such Check was delivered. The Seller shall pay any fees charged by the Brazilian Collateral Agent in respect of any returned Checks.

         (b) The Principal Servicer will from time to time appoint Collection Banks to receive payments on behalf of the Noteholders made in respect of Class 2 Receivables and Class 3 Receivables; provided, however, that the Principal Servicer will at all times maintain at least one Collection Bank to receive payments made on Class 2 Receivables and Class 3 Receivables. The Principal Servicer shall use its best efforts to cause Eligible Obligors to make all payments in respect of the Class 2 Receivables and Class 3 Receivables directly to one of the Collection Banks. The Principal Servicer will cause each Collection Bank to transfer all such payments, with all the pertinent information relating thereto, to the Brazilian Collateral Agent for credit to the Collection Account. Each such transfer will occur on the same day that the payment has been received by the relevant Collection Bank.

         (c) The Principal Servicer shall cause each Collection Bank to send, in a timely manner, carnes to each Class 2 Eligible Obligor identified on a list electronically delivered by the Principal Servicer. The carnes will provide that a Class 2 Eligible Obligor may pay the amount reflected on the carne at any Collection Bank.

         (d) Prior to the initial Issue Date and each Subsequent Purchase Date, as applicable, the Principal Servicer shall send written notice to each Applicable Class 2 Eligible Obligor of the sale of the related Class 2 Designated Receivable to the Issuer and the name of each Collection Bank at which the Eligible Obligor shall make payments in respect of the Applicable Class 2 Designated Receivable. The Principal Servicer will continue, not less often than every month, to so notify those Eligible Obligors who have failed to make payments to one of the Collection Banks.

         (e) Any payment made by any Eligible Obligors directly to the Principal Servicer shall be delivered by the Principal Servicer to the Brazilian Collateral Agent for credit to the Collection Account, in each case as soon as practicable, but in no event later than the Brazilian Business Day after receipt thereof by the Principal Servicer.

         SECTION 3.3. Notice upon Breach of Covenants. Upon discovery by any party of a breach of any of the covenants set forth in Section 2.8, the party discovering such breach shall give prompt written notice to the others and the Trustee; provided, however, that the failure to give any such notice shall not affect any obligation of the Principal Servicer.

         SECTION 3.4. Principal Servicer Fee; Payment of Certain Expenses By Principal Servicer. The Issuer shall pay to the Principal Servicer a fee in Reais equivalent to U.S.$2.00 per Designated Receivable collected on a given month (the "Principal Servicer Fee"). Acting at the direction of the Principal

Servicer, the Brazilian Collateral Agent shall transfer to the Principal Servicer, on a monthly basis, the full amount of the Principal Servicer Fee owing to the Principal Servicer on the date the Principal Servicer delivers the Principal Servicer Monthly Certificate. The Principal Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Principal Servicer Fees).

         SECTION 3.5. Principal Servicer Monthly Certificates. By no later than 10:00 a.m., Sao Paulo time, on the fifth Brazilian Business Day of each month (such day, the "Principal Servicer Report Date"), the Principal Servicer shall deliver to the Brazilian Collateral Agent and the Trustee a certificate (substantially in the form of Exhibit C-1) signed by a Responsible Officer of the Principal Servicer (the "Principal Servicer Monthly Certificate") and accompanied by a certificate of the Independent Accountants (substantially in the form of Exhibit C-2) signed by the Independent Accountants(the "Independent Accountants Monthly Certificate"). The Brazilian Collateral Agent shall review the information in each Principal Servicer Monthly Certificate to determine whether a Trigger Event or Event of Default has occurred. The Principal Servicer Monthly Certificate shall include the following information as of the Accounting Date preceding the Principal Servicer Report Date:

                  (i) a Collection Report (substantially in the form of Exhibit D) with respect to the preceding monthly period;

                  (ii) an Aging Report (substantially in the form of Exhibit E) with respect to the aging of past due Designated Receivables as of the preceding Accounting Date;

                  (iii) a Scheduled Monthly Payments Report (substantially in the form of Exhibit F) with respect to past due payments and the scheduled future monthly payments for the Designated Receivables;

                  (iv) a Designated Receivables Pool Report (substantially in the form of Exhibit G) including a calculation of the Overcollateral Amount and the Overcollateral Ratio as of the preceding Accounting Date;

                  (v) an Affected Receivables Report (substantially in the form of Exhibit H) with respect to the Outstanding Stated Amount and classification of Affected Receivables as of the preceding Accounting Date;

         SECTION 3.6. Annual Statement of Compliance; Notice of Principal Servicer Termination Event.

         (a) The Principal Servicer shall deliver to the Brazilian Collateral Agent and the Trustee on or before November 30 of each year an Officer's Certificate signed by any Responsible Officer of the Principal Servicer dated as of October 31 of the current year, stating that (i) a review of the activities of each of the Principal Servicer and each Subservicer during the preceding 12-month period (or such other period as shall have elapsed from the initial Issue Date to the date of the first such certificate) and of its performance under this Agreement has been made under such Responsible Officer's supervision, and
(ii) to such Responsible Officer's knowledge, based on such review, the Principal Servicer and each Subservicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Responsible Officer and the nature and status thereof.

         (b) The Principal Servicer shall deliver to the Issuer, the Brazilian Collateral Agent and the Trustee, promptly after having obtained Actual Knowledge thereof, but in no event later than two Brazilian Business Days thereafter, an Officer's Certificate signed by a Responsible Officer of the Principal Servicer notifying the Brazilian Collateral Agent and the Trustee of any event which with the giving of notice or lapse of time, or both, would become a Principal Servicer Termination Event under Section 6.1. The Brazilian Collateral Agent shall deliver to the Issuer and the Trustee promptly after having obtained Actual Knowledge thereof, but in no event later than two Brazilian Business Days thereafter, an Officer's Certificate notifying the Issuer and the Trustee of any event which with the giving of notice or lapse of time, or both, would become a Principal Servicer Termination Event under any other clause of Section 6.1.

         SECTION 3.7. Access to Certain Documentation and Information Regarding Receivables. The Principal Servicer shall provide to representatives of the Independent Accountants and the Holders reasonable access to the documentation regarding the Designated Receivables and to its servicing operations. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Principal Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Principal Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Any Holder, by its acceptance of any Senior Note, shall be deemed to have agreed to keep confidential and not to use for its own benefit any information obtained by it pursuant to this Section, except as may be required by applicable law.

         SECTION 3.8. Information Delivery Requirements. On or before the twenty-second day of each month, the Principal

Servicer will deliver to each Collection Bank a computer tape and a diskette (or any other electronic transmission acceptable to each Collection Bank) in a format acceptable to the Collection Bank and containing the information with respect to the Designated Receivables necessary for preparation of the carnes required to be sent and paid by each Eligible Obligor on the following month in accordance with the terms of the corresponding Sale Agreement.

         SECTION 3.9. Retention and Termination of Principal Servicer. The Principal Servicer hereby covenants and agrees to act as such until terminated in accordance with the terms of this Agreement.

         SECTION 3.10. Representations, Warranties and Covenants of the Principal Servicer. By its execution and delivery of this Agreement, the Principal Servicer makes the following representations and warranties, and agrees to comply with the following covenants:

                  (a)  The Principal Servicer covenants as follows:

                           (i) No Impairment. The Principal Servicer shall do nothing to impair the rights of the Issuer or the Holders in respect of the Designated Receivables;

                           (ii) No Amendments. Except as expressly permitted
                  herein, the Principal Servicer shall not extend, modify, grant a waiver with respect to, or otherwise amend or permit exercise of rescission with respect to any Sale Agreement related to any Designated Receivable; and

                           (iii) Separation. The Principal Servicer shall
                  maintain segregated and separate financial books for the Designated Receivables. The Principal Servicer shall not create nor distribute any report which includes the Designated Receivables without segregating the Designated Receivables and prominently indicating that the Designated Receivables are owned by the Issuer.

                  (b) The Principal Servicer represents, warrants and covenants as of the initial Issue Date and each Subsequent Purchase Date as to itself:

                           (i) Organization. The Principal Servicer has been
                  duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, full power, authority and legal right to enter into and perform its obligations under this Agreement;

                           (ii) Due Qualification. The Principal Servicer is
                  duly qualified to do business and in good standing in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Designated Receivables as required by this Agreement) requires or shall require such qualification, and has obtained and maintains all licenses and approvals required to conduct its business as currently conducted and to perform its obligations hereunder and under the Transaction Documents to which it is a party;

                           (iii) Power and Authority. The Principal Servicer has
                  the power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party have been duly authorized by the Principal Servicer by all necessary corporate action;

                           (iv) Binding Obligation. This Agreement and the
                  Transaction Documents to which it is a party shall constitute legal, valid and binding obligations of the Principal Servicer enforceable in accordance with their respective terms;

                           (v) No Violation. The consummation of the
                  transactions contemplated by this Agreement and the Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the bylaws of the Principal Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Principal Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Indenture, or violate any law, order, rule or regulation applicable to the Principal Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Principal Servicer or any of its properties;

                           (vi) No Proceedings. There are no proceedings or
                  investigations pending or, to the Principal Servicer's knowledge, threatened against the Principal Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Principal Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents to which it is a party, (B) seeking to prevent the issuance of the Senior Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which it is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Principal Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents to which it is a party;

                           (vii) No Consents. The Principal Servicer is not
                  required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

                           (viii) Adequate Systems. The Principal Servicer
                  maintains adequate systems and controls to monitor collections and delinquencies, provide the reports required hereunder on a timely basis and perform its duties as Principal Servicer.

                                   ARTICLE IV
                                   THE SELLER

         SECTION 4.1.  Liability of Seller, Indemnities.

         (a) The Seller (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Seller and the representations made by the Seller.

         (b) The Seller agrees to pay, indemnify, and hold the Brazilian Collateral Agent and the Trustee and each of their directors, officers, employees and agents harmless, on an after-tax basis, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees and disbursements of counsel) of any kind or nature whatsoever actually incurred by the Brazilian Collateral Agent or the Trustee or any such Person in connection with or arising out of the execution, delivery, enforcement, performance and administration of this Agreement, unless arising from the bad faith, gross negligence or willful misconduct of the Brazilian Collateral Agent or the Trustee, or such of its directors, officers, employees or agents as are seeking indemnification. The obligations of the Seller under this Section 4.2 shall survive the termination of this Agreement and the Indenture.

         SECTION 4.2. Merger or Consolidation of, or Assumption of the Obligations of, the Seller. The Seller shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Seller's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Seller contained in this Agreement. Any corporation (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party,
(iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Seller, or (iv) succeeding to the business of the Seller, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Seller under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Seller under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Seller from any obligation. The Seller shall provide notice of any merger, consolidation or succession pursuant to this
Section 4.3 to the Brazilian Collateral Agent and the Trustee. Notwithstanding the foregoing, the Seller shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Seller's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 2.8 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) the Seller shall have delivered to the Issuer and the Brazilian Collateral Agent and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Seller shall have delivered to the Brazilian Collateral Agent and the Trustee an Opinion of Counsel, stating that, in the opinion of such counsel, either (A) all actions necessary to preserve and protect the interest of the Issuer in the Collateral have been taken or (B) no such action shall be necessary to preserve and protect such interest.

         SECTION 4.3.  Additional Covenants of the Seller.

         (a) Except as expressly provided under the Indenture, the Seller shall not create or permit to exist any Lien on the Collateral or the Series Collateral.

         (b) The Seller will continue to engage in activities of the same general type as described in the Offering Circular.

         (c) The Seller shall maintain its existence at all times as a Brazilian sociedade por quotas de responsibilidade limitada.

         (d) Except as permitted hereunder, the Seller will not take any corporate action for its winding-up, dissolution, reconstruction or reorganization.

         (e) The Seller shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it and which may affect its business and properties, and obtain and keep in force all authorizations, approvals, licenses, consents or registrations required to enable it to maintain its business and properties.

         (f) The Seller shall notify the Trustee promptly of any material change affecting any of its representations, warranties, agreements and indemnities in this Agreement at any time and will take such steps as may reasonably be requested by the Trustee to remedy the same.

         (g) The Seller shall take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable law, and execute or cause to be executed such other documents and instruments, as may be required to carry out the provisions of this Agreement or the other Transaction Documents and make effective the transactions contemplated hereby and thereby.

         (h) The Seller shall execute all such other documents and take all such other steps as may be necessary or advisable for the Trustee, for the benefit of itself and the Noteholders, to have a first priority security interest in the Collateral and for the holders of each Series of Notes to have a first priority security interest in the relevant Series Collateral.

         (i) The Seller shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account or any Sinking Fund Account any amount other than any amount that may be required to be credited to and deposited into the Collection Account or any Sinking Fund Account pursuant to the Transaction Documents.

         (j) The Seller shall not cancel or terminate, or purport to cancel or terminate, any of the Transaction Documents; or amend, modify, supplement or change in any manner any term or condition of any of the Transaction Documents, or consent to or waive any violation of a covenant or agreement or breach of representation or warranty in any of the Transaction Documents or any departure therefrom, except as expressly allowed under this Agreement and the Indenture.

         (k) The Seller shall not take any action or cause any Person to take any action that would impair in any respect the rights and interests of the Trustee or any Noteholder in the Collateral or any Series Collateral (except as expressly authorized by the Transaction Documents), including, without limitation, granting, or consenting to the exercise by any Person of, any right of withdrawal, deduction or set-off in respect of or against the Designated Receivables, the Collection Account or any Sinking Fund Account.

         (l) Any payment made by any Eligible Obligors directly to the Seller or any Seller Affiliate shall be delivered by the Seller to the Brazilian Collateral Agent for credit to the Collection Account, in each case, as soon as practicable, but in no event later than the Brazilian Business Day after receipt thereof by the Seller or any Seller Affiliate.

         (m) The Seller shall give the Principal Servicer, the Trustee and the Brazilian Collateral Agent at least 60 days' prior written notice of any relocation of its principal executive office.


                                    ARTICLE V
                             THE PRINCIPAL SERVICER

SECTION 5.1.  Audits by Independent Accountants.

         (a) The Principal Servicer shall cause the Independent Accountants, who may also render other services to the Principal Servicer or to the Seller, to deliver to the Brazilian Collateral Agent and the Trustee, on or before December 15 with respect to the twelve months ended the immediately preceding October 31 (or such other period as shall have elapsed from the initial Issue Date to the date of such certificate), a statement (the "Accountants' Report") addressed to the Board of Directors of the Issuer, to the effect that such firm has audited the financial statements of the Issuer and issued its report thereon and that such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances. The Accountants' Report shall also indicate that the firm is independent of the Issuer, the Seller and the Principal Servicer.

         (b) A copy of the Accountants' Report may be obtained by any Holders by a request in writing to the Trustee addressed to the Corporate Trust Office.

         SECTION 5.2.  Audited Financial Statements of the Repurchase
Guarantor.

         (a) The Principal Servicer shall cause the Repurchase Guarantor to deliver to the Trustee, for each fiscal year, a copy of the Repurchase Guarantor's annual report on Form 10-K for such fiscal year, on the date on which such Form 10-K is filed with the U.S. Securities and Exchange Commission.

         (b) A copy of the annual report of the Repurchase Guarantor on Form 10-K may be obtained by any Holders by a request in writing to the Trustee addressed to the Corporate Trust Office.

         SECTION 5.3.  Liability of Principal Servicer; Indemnities.

         (a) The Principal Servicer shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Principal Servicer and the representations made by the Principal Servicer.

         (b) The Principal Servicer agrees to pay, indemnify, and hold the Issuer, TTSA, the Brazilian Collateral Agent and the Trustee and each of their directors, officers, employees and agents harmless, on an after-tax basis, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees and disbursements of counsel) of any kind or nature whatsoever actually incurred by the Issuer, TTSA, Brazilian Collateral Agent or the Trustee or any such Person in connection with or arising out of the execution, delivery, enforcement, performance and administration of this Agreement, unless arising from the bad faith, gross negligence or willful misconduct of the Issuer, TTSA, the Brazilian Collateral Agent or the Trustee, or such of its directors, officers, employees or agents as are seeking indemnification. The obligations of the Principal Servicer under this Section 5.1 shall survive the termination of this Agreement and the Indenture.

         SECTION 5.4. Merger or Consolidation of, or Assumption of the Obligations of, the Principal Servicer. The Principal Servicer shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Principal Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Principal Servicer and shall be capable of fulfilling the duties of the Principal Servicer contained in this Agreement. Any corporation (i) into which the Principal Servicer may be merged or consolidated,
(ii) resulting from any merger or consolidation to which the Principal Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Principal Servicer, or (iv) succeeding to the business of the Principal Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Principal Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Principal Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Principal Servicer from any obligation. The Principal Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 5.4 to the Issuer. Notwithstanding the foregoing, the Principal Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Principal Servicer's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.10 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become a Principal Servicer Termination Event shall have occurred and be continuing, (y) the Principal Servicer shall have delivered to the Issuer and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.4 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Principal Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel, stating that, in the opinion of such counsel, either (A) all actions necessary to preserve and protect the interest of the Issuer in the Collateral have been taken or (B) no such action shall be necessary to preserve and protect such interest.

         SECTION 5.5. Limitation on Liability of Principal Servicer and Others. Neither the Principal Servicer, nor any of the directors or officers or employees or agents of the Principal Servicer shall be under any liability to the Issuer, the Holders, the Brazilian Collateral Agent or the Trustee except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Principal Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties, by reason of reckless disregard of obligations and duties under this Agreement or any violation of law by the Principal Servicer, or such person, as the case may be; provided, further, that this provision shall not affect any liability to indemnify the Issuer, the Trustee and the Brazilian Collateral Agent for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Issuer, the Trustee or the Brazilian Collateral Agent, each in its individual capacity. The Principal Servicer, and any director, officer, employee or agent of the Principal Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         SECTION 5.6. Delegation of Duties. The Principal Servicer may delegate duties under this Agreement to an Affiliate of the Principal Servicer or to an unaffiliated entity(each, a "Subservicer"), provided, however, that no such delegation or sub-contracting duties by the Principal Servicer shall relieve the Principal Servicer of its responsibility with respect to such duties.

         SECTION 5.7. Principal Servicer Not to Resign. Subject to the provisions of Section 6.2, the Principal Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Principal Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements, and the Majority Noteholders do not elect to waive the obligations of the Principal Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Principal Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Issuer and the Trustee. No resignation of the Principal Servicer shall become effective until a successor Principal Servicer that is an Eligible Principal Servicer acceptable to the Majority Noteholders shall have assumed the responsibilities and obligations of the Principal Servicer.


                                   ARTICLE VI
                      PRINCIPAL SERVICER TERMINATION EVENTS

         SECTION 6.1. Principal Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a "Principal Servicer Termination Event":

                  (a) Any failure by the Principal Servicer to deposit into the Collection Account any proceeds or payment (including Checks) required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Brazilian Business Days; or

                  (b) Any failure by the Principal Servicer to deliver to the Brazilian Collateral Agent and the Trustee a Principal Servicer Monthly Certificate by the fifth Brazilian Business Day following the Accounting Date, or any failure on the part of the Principal Servicer to observe its covenants and agreements hereunder; or

                  (c) A court having jurisdiction in the premises shall enter a decree or order or relief in respect of the Principal Servicer in an involuntary case under any applicable bankruptcy, suspension of payments, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Principal Servicer for any substantial part of the property of the Principal Servicer ordering the winding up or liquidation of the affairs of the Principal Servicer, and such decree or order shall remain unstayed in effect for a period of 60 consecutive days; or

                  (d) The Principal Servicer shall commence a voluntary case under any applicable bankruptcy, suspension of payments, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Principal Servicer or for any substantial part of the property of the Principal Servicer, or make any general assignment for the benefit of creditors; or

                  (e) Any of the representations and warranties made or deemed made by the Principal Servicer, or any statement made by it in this Agreement or any report, certificate or other document delivered by it pursuant hereto or any other Transaction Document to which it is a party or in connection therewith or deemed made thereunder, is or proves to have been incorrect or misleading in any material respect when made or deemed made; or

                  (f) The Principal Servicer fails to perform or observe any term, covenant, agreement, or obligation hereunder on its part to be performed or observed and, if capable of remedy, such failure remains unremedied for ten days after the date on which a Responsible Officer of the Principal Servicer has Actual Knowledge of such failure; or

                  (g) Any action or administrative proceeding of or before any court, arbitrator or governmental agency or authority is commenced, or any judgment or order is rendered which has or which is reasonably likely to have a material adverse effect on (A) the Principal Servicer's business, properties, results of operations or prospects, or
         (B) the ability of the Principal Servicer to perform its obligations hereunder.

         SECTION 6.2. Consequences of a Principal Servicer Termination Event. If a Principal Servicer Termination Event shall occur and be continuing, either the Issuer or the Majority Noteholders by notice given in writing to the Principal Servicer (and to the Issuer if given by the Holders) may terminate all of the rights and obligations of the Principal Servicer under this Agreement. On or after the receipt by the Principal Servicer of such written notice, all authority, power, obligations and responsibilities of the Principal Servicer under this Agreement, whether with respect to the Senior Notes or the Collateral or otherwise, shall be terminated and automatically shall pass to, be vested in and become obligations and responsibilities of the successor Principal Servicer appointed by the Trustee; provided, however, that until a successor Principal Servicer has been appointed and assumed the responsibilities of the Principal Servicer hereunder, the outgoing Principal Servicer shall retain all obligations and responsibilities hereunder and the successor Principal Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Principal Servicer prior to the date that the successor Principal Servicer becomes the Principal Servicer or any claim of a third party based on any alleged action or inaction of the terminated Principal Servicer. The successor Principal Servicer is irrevocably authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Principal Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the other Collateral and related documents, to show the Holders as lienholders or secured party on the related lien certificates, or otherwise. The terminated Principal Servicer agrees to cooperate with the successor Principal Servicer in effecting the termination of the responsibilities and rights of the terminated Principal Servicer under this Agreement, including, without limitation, the transfer to the successor Principal Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Principal Servicer for deposit, or have been deposited by the terminated Principal Servicer in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Principal Servicer of all Receivable

Files, Monthly Records and Collection Records and a computer tape in readable form and on a widely used type of software as of the most recent Brazilian Business Day containing all information necessary to enable the successor Principal Servicer to service the Receivables and the other Collateral. The Issuer and the successor Principal Servicer may set off and deduct any amounts owed by the terminated Principal Servicer from any amounts payable to the terminated Principal Servicer. The terminated Principal Servicer shall grant the Issuer and the successor Principal Servicer reasonable access to the terminated Principal Servicer's premises at the terminated Principal Servicer's expense.

         SECTION 6.3.  Appointment of Successor.

         (a) On and after (i) the time the Principal Servicer receives a notice of the election to terminate the Principal Servicer pursuant to Section 6.2, or
(ii) the resignation of the Principal Servicer pursuant to Section 5.5, the successor Principal Servicer appointed by the Trustee with the consent of the Majority Noteholders shall be the successor in all respects to the Principal Servicer in its capacity as Principal Servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Principal Servicer by the terms and provisions of this Agreement. The Issuer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Principal Servicer is acting as Principal Servicer hereunder, it shall be subject to termination under Section 6.2 upon the occurrence of any Principal Servicer Termination Event applicable to it as Principal Servicer.

         (b) Any successor Principal Servicer shall be entitled to such compensation as the Principal Servicer would have been entitled to under this Agreement if the Principal Servicer had not resigned or been terminated hereunder.

         SECTION 6.4. Notification to Holders. Upon any termination of, or appointment of a successor to, the Principal Servicer pursuant hereto, the Issuer shall give prompt written notice thereof to the Trustee who shall give prompt written notice thereof to the Holders.

         SECTION 6.5. Waiver of Past Defaults. The Majority Noteholders may, on behalf of all Holders of Senior Notes, waive any default by the Principal Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Principal Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.

No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1.  Amendment.

         (a) This Agreement may be amended by the Seller, the Principal Servicer, the Brazilian Collateral Agent, TTSA and the Issuer, with the prior written consent of the Trustee but without the consent of any of the Holders,
(i) to cure any ambiguity or (ii) to correct or supplement any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Holders.

         (b) This Agreement may also be amended from time to time by the Seller, the Principal Servicer, the Brazilian Collateral Agent, TTSA and the Issuer with the prior written consent of the Trustee and with the consent of the Majority Noteholders (which consent of any Holder of a Senior Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Senior Note and of any Senior Notes issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Senior
Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Senior Notes; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions required to be made on any Senior Note, or (ii) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Senior Notes then outstanding.

         (c) Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each Holder.

         (d) It shall not be necessary for the consent of the Holders pursuant to Section 7.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Holders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Holders shall be subject to such reasonable requirements as the Issuer or the

Brazilian Collateral Agent, as applicable, may prescribe, including the establishment of record dates.

         (e) Prior to the execution of any amendment to this Agreement, the Issuer and the Brazilian Collateral Agent shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement, in addition to the Opinion of Counsel referred to in this Section 7.1(a). The Issuer and the Brazilian Collateral Agent may, but shall not be obligated to, enter into any such amendment which affects the Issuer's or the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 7.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Brazil, without regard to the principles of choice of law or conflicts of law thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

         SECTION 7.3. Submission to Jurisdiction and Appointment of Process Agent. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York (including, in each case any appellate courts therefrom), in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the parties hereto to the extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties hereto hereby irrevocably designates and appoints CT Corporation System, which on the date hereof has an office located at 1633 Broadway, New York, New York 10019 (the "Process Agent"), as its authorized agent upon whom process may be served in any such suit or proceeding. The Repurchase Guarantor shall bear the cost of each such appointment. Each of the parties hereto further agrees that, to the extent permitted by applicable law, service of process upon the Process Agent shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Each of the parties hereto agrees that a final action in any such suit or proceeding shall be conclusive and to the extent permitted under applicable law may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. If any party hereto has or may hereafter acquire immunity from jurisdiction or legal process with respect to itself or its property, such party hereby irrevocably waives to the fullest extent permitted under applicable law such immunity in respect of its obligations hereunder in any action which may be instituted in any New York

State or United States federal court sitting in the Borough of Manhattan, The City of New York, or in any competent court in Brazil. This waiver is intended to be effective upon the execution of this Agreement without any further act by any party hereto, before any such court, and the introduction of a true copy of this Agreement into evidence in any such court shall, to the fullest extent permitted by applicable law, be conclusive and final evidence of such waiver.

         SECTION 7.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Senior Notes or the respective rights of the Holders thereof.

         SECTION 7.5. Assignment. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 6.2 (and as provided in the provisions of the Indenture concerning the resignation of the Principal Servicer), this Agreement may not be assigned by the Seller or the Principal Servicer without the prior written consent of the Trustee and the Majority Noteholders.

         SECTION 7.6. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         SECTION 7.7. Counterparts. For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         SECTION 7.8. Intention of Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and TTSA that it is intended that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not an assignment for security, of the Designated Receivables and the other Collateral, conveying good title thereto free and clear of any Liens, from the Seller to TTSA and from TTSA to the Issuer, and that the Designated Receivables and the other Collateral shall not be a part of either the Seller's or TTSA's estate in the event of the insolvency, receivership, conservatorship or the occurrence of another similar event, of, or with respect to, the Seller or TTSA.

         SECTION 7.9. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Principal Servicer, at the following address: c/o Vitech America, Inc., 8807 Northwest 23rd Street, Miami, Florida, 33172, United States of America; telephone: 305-477-1161 and facsimile:
305-477-7733, (b) in the case of the Trustee at 101 Barclay Street, 12 East, New York, New York 10284, Attention: Corporate Trust Administration - International Asset Backed Unit; telephone: 212-815-5120 and facsimile: 212-815-7157, (c) in the case of the Brazilian Collateral Agent, at Av. Paulista, 1294 - 21 Andar, 01310-100 Sao Paulo, Brazil; telephone: 011-55-11-281-4765, facsimile: 011-55-
11-284-3593, (d) in the case of TTSA: c/o Vitech America, Inc., 8807 Northwest 23rd Street, Miami, Florida, 33172, United States of America; telephone:
305-477-1161, facsimile: (305) 477-1379, and (e) in the case of the Repurchase Guarantor, at the following address: 8807 Northwest 23rd Street, Miami, Florida, 33172, United States of America; telephone: 305-477-1161, facsimile: (305) 477-1379, or at such other address as shall be designated by any such party in a written notice to the other parties. Any notice required or permitted to be mailed to the Holders shall be given by first class mail, postage prepaid, at the address of each Holder as shown in the Note Register and any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

         SECTION 7.10. Nonpetition Covenant. Neither the Seller, the Principal Servicer, TTSA or the Repurchase Guarantor shall petition or otherwise invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         SECTION 7.11. Seller as Agent of the Issuer and TTSA. The Seller will act as the agent for the Issuer and TTSA in respect of any action (including executing any documents on behalf of the Issuer or TTSA) to be taken by the Issuer or TTSA pursuant to the terms of this Agreement, subject to the right of the Issuer or TTSA to terminate such appointment by notice to the Repurchase Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                                TECHNOLOGY ACCEPTANCE CORP.,
                                                as Issuer,



                                                By_________________________
                                                Name:
                                                Title:




                                                TECHNOLOGY TRUST S.A.



                                                By_________________________
                                                Name:
                                                Title:


                                                By_________________________
                                                Name:
                                                Title:



                                                BAHIA TECNOLOGIA LTDA.,
                                                as Seller and Principal
                                                Servicer,



                                                By_________________________
                                                Name:
                                                Title:

                                                 BANCO CREDIBANCO S.A.,
                                                 as Brazilian Collateral Agent,


                                                 By_________________________
                                                 Name:
                                                 Title:


                                                 By_________________________
                                                 Name:
                                                 Title:



                                                 VITECH AMERICA, INC.,
                                                 as Repurchase Guarantor,



                                                 By_________________________
                                                 Name:
                                                 Title:

                                                                     APPENDIX A

                               UNIFORM DEFINITIONS

         Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in this Appendix A for all purposes of the Transaction Documents.

         "Acceleration Amount" means the sum of: (i) the outstanding principal amount of all Series of Senior Notes Outstanding, (ii) all accrued and unpaid interest on such Senior Notes, and all interest on such Senior Notes to accrue through the date such Acceleration Amount is scheduled to be paid and (iii) any and all Additional Amounts with respect to such Senior Notes then payable by the Issuer and any and all Additional Amounts with respect to the Senior Notes to accrue through the date on which such Acceleration Amount is scheduled to be paid, less the amount on deposit in the Sinking Fund Accounts allocable for payment on the Senior Notes.

         "Acceleration Date" has the meaning specified in Section 5.3 of the Indenture.

         "Accountants' Report" has the meaning specified in Section 5.1 of the Master Sales and Servicing Agreement.

         "Accounting Date" means the last Brazilian Business Day of each calendar month.

         "Act", when used with respect to any Noteholder, means any request, demand, authorization, direction, notice or consent, waiver or other action permitted or required to be given or taken by any Noteholder pursuant to the Transaction Documents.

         "Actual Knowledge" with respect to any Person, means the actual knowledge, information or belief of a Responsible Officer of such Person, or information contained in the files, records, books or documents actually maintained by such Person.

         "Additional Amounts" means, with respect to any Series of Senior Notes, all costs, expenses, taxes, fees and indemnities payable by the Trustee to any Person in respect of such Series of Senior Notes (or attributable to such Series of Senior Notes as provided in the next-following sentence) under or with respect to the Indenture, including, without limitation, to the extent allocable to such Series:

                  (a)  all indemnities or other amounts payable under
         Section 4.5 of the Indenture,

                  (b) all interest payable pursuant to Section 5.9 of the Indenture,

                  (c) the costs and expenses payable under Section 12.5 of the Indenture, and

                  (d) all costs and expenses of the Trustee and the Brazilian Collateral Agent under the Indenture,

but excluding the principal of and interest on such Series of Senior Notes. For any Additional Amount described in clauses (a) through (d) above that is attributable to the Senior Notes generally, the portion thereof attributable to such Series of Senior Notes will equal such Additional Amount, multiplied by a fraction, the numerator of which is the aggregate principal amount of such Series of Senior Notes outstanding as of the Payment Date on which such Additional Amount first became due and payable and the denominator of which is the aggregate principal amount of all Senior Notes Outstanding as of such date.

         "Additional Collateral Date" has the meaning set forth in Section 2.5 of the Master Sales and Servicing Agreement.

         "Additional Designated Receivables" means any additional Eligible Receivables sold, assigned and transferred by the Seller to TTSA, and, contemporaneously therewith, sold, assigned and transferred by TTSA to the Issuer, after the initial Issue Date, pursuant to the terms of the Master Sales and Servicing Agreement.

         "Affected Receivable" has the meaning set forth in Section 2.3(a) of the Master Sales and Servicing Agreement.

         "Affiliate" of any specified Person shall mean any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person. For the purpose of this definition, the term "control" when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Aggregate Account Balance" means, on any day, the sum of the Collection Account Balance and each Sinking Fund Account Balance.

         "Aggregate Interest Payment Amount" means, with respect to any Interest Payment Date, the sum of each Interest Payment Amount payable in respect of each Series of Senior Notes.

         "Aggregate Note Payment Amount" means, with respect to any Payment Date, the sum of each Note Payment Amount due and payable on such Payment Date in respect of any Series of Senior Notes.

         "Aggregate Outstanding Stated Amount" means, on any day, the sum of the Outstanding Stated Amounts of all Designated Receivables that comprise the Designated Receivables Pool.

         "Aggregate Principal Payment Amount" means, with respect to any Maturity Date, the sum of each Principal Payment Amount payable in respect of each Series of Senior Notes.

         "Applicable Class 2 Eligible Obligor" means any Eligible Obligor in respect of Class 2 Receivables whose Installment Sale Agreement was entered into prior to March, 1998 and does not expressly provide for the transfer of the related Class 2 Receivables to TTSA.

         "Arranger" means Unibanco - Uniao de Bancos Brasileiros S.A. and any additional arrangers appointed in accordance with the terms of the Dealer Agreement.

         "Assign" has the meaning specified in Section 2.1(a) of the Indenture and the terms "Assignment" and "Assigned" have correlative meanings.

         "Average Dilution Rate" means, on any date, the average of the Monthly Dilution Rate for the three most recent full months.

         "Average Monthly Foreign Exchange Variation" means, on any date, the average of the Monthly Foreign Exchange Variations for the three most recent full months whose Monthly Foreign Exchange Variation has reflected a decline in the value of the Real in relation to the U.S. Dollar.

         "Average Loss" means, on any date, the average of the Monthly Losses for the three most recent full months (the term Loss, used as defined herein, is not meant to refer to any actual loss).

         "Average Yield" means the sum of each Series Weighted Yield.

         "Board of Directors" means either the board of directors of any Person or any duly authorized committee of that board.

         "Brazil" means the Federative Republic of Brazil and any agency, instrumentality, authority or political subdivision thereof.

         "Brazilian Business Day" means each day which is a day on which banks are not required or authorized to close in Sao Paulo, Brazil.

         "Brazilian Collateral Agent" means Banco Credibanco S.A., a bank organized under the laws of Brazil, or any successor Brazilian Collateral Agent appointed pursuant to Section 6.11 of the Indenture.

         "Brazilian Sinking Fund Account" has the meaning specified in Section 4.1(b) of the Indenture.

         "Business Day" means each day which is a day on which banks are not required or authorized to close in New York City, New York, London, England or Sao Paulo, Brazil.

         "Carne" means any payment coupon issued by any Collection Bank to any Eligible Obligor in respect of any Class 2 Receivables.

         "Cayman Islands" means the British Dependent Territory of the Cayman Islands.

         "Cedel" means Cedel Bank, Societe Anonyme.

         "Check" means any post-dated check given by any Eligible Obligor as payment for a Class 1 Receivable.

         "Class 1 Receivable" means any Eligible Receivable arising under any Installment Sale Agreement that requires payments to be made by means of post-dated checks delivered by the Eligible Obligor on the date of such Installment Sale Agreement.

         "Class 2 Receivable" means any Eligible Receivable arising under any Installment Sale Agreement that requires (a) a promissory note to be delivered by the Eligible Obligor thereunder on the date of such Installment Sale Agreement and (b) carnes to be issued to such Eligible Obligor by any relevant Collection Bank.

         "Class 3 Receivable" means any Eligible Receivable arising under a duplicata (trade acceptance bill) executed by the Eligible Obligor on the date of sale.

         "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and United States Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified in Section 2.1(a) of the Indenture.

         "Collection Account" has the meaning specified in Section 4.1(a)(i) of the Indenture.

         "Collection Account Balance" means, on any day, the amount of cash on deposit in the Collection Account.

         "Collection Bank" means any Eligible Bank appointed by the Principal Servicer to receive payments in respect of Class 2 Designated Receivables or Class 3 Designated Receivables pursuant to Section 3.2(b) of the Master Sales and Servicing Agreement.

         "Collection Records" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

         "Collections" means any payment made in respect of a Designated Receivable and deposited into the Collection Account.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Depositary" has the meaning specified in Section 3.2(a) of the Indenture.

         "Concentration Limits" has the meaning set forth in Section 2.6 of the Master Sales and Servicing Agreement.

         "Consolidated Net Worth" shall mean the consolidated net worth of the Repurchase Guarantor reflected on its December 31, 1997 balance sheet.

         "Corporate Trust Office" means the principal office in the City of New York of the Trustee from which its trust business shall be administered.

         "Credit Committee" has the meaning set forth in Section 2.7 of the Master Sales and Servicing Agreement.

         "Credit Manual" is the credit manual and procedures of the Seller and the Seller Affiliates set forth as Appendix C of the Master Sales and Servicing Agreement.

         "Dealer Agreement" means the Dealer Agreement, dated as of April 9, 1998, among the Issuer, the Repurchase Guarantor, the Arranger and the Dealers.

         "Dealers" means Unibanco - Uniao de Bancos Brasileiros S.A., Grand Cayman Branch, Banco Fibra S.A., Nassau Branch and any additional dealers appointed in accordance with the terms of the Dealer Agreement.

          "Debenture" means a U.S. Dollar denominated revolving, bearer debt instrument, substantially in the form of Exhibit A to the Master Sales and Servicing Agreement, issued by the Issuer to TTSA, and assigned and transferred by TTSA to the Seller, the bearer of which is entitled to receive, after the Final Termination Date, an amount equal to the Overcollateral Amount.

         "Debenture Adjustment" means an adjustment to the principal balance of the Debenture by an amount such that, giving effect to such adjustment, the principal balance of the Debenture equals the Overcollateral Amount.

         "Defaulted Receivable" means any Receivable that, by its terms, is more than 60 days overdue.

         "Definitive Regulation S Notes" has the meaning specified in Section 3.3(e)(i) of the Indenture.

         "Delinquent Receivable" means any Receivable that, by its terms, is more than 30 days overdue.

         "Designated Receivable" means any Eligible Receivable that has been validly transferred by the Seller to TTSA and further validly transferred by TTSA to the Issuer.

         "Designated Receivables Pool" means, on any day, all outstanding Designated Receivables and excludes any Affected Receivables.

         "Dollars" or "U.S. Dollars" or "U.S.$" shall mean the lawful currency of the United States of America.

         "Earnings" means , collectively, all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of any Eligible Investment.

         "Eligible Bank" means any Brazilian financial institution having a long-term unsecured debt rating that is equivalent to a rating of B1 by Moody's or B+ of Standard & Poor's or Duff & Phelps or any other Brazilian financial institution that is included in the definition of "Eligible Bank" by the Credit Committee.

         "Eligible Investments" means (i) a certificate of deposit issued by an Eligible Bank, or (ii) a mutual fund managed by an Eligible Bank that at the time of the investment would have less than 10% of variable income assets in its portfolio.

         "Eligible Obligor" means any Obligor that complies with the eligibility requirements set forth in the Credit Manual and (i) if an individual consumer, is a Brazilian resident; (ii) if a corporate entity, is incorporated under the laws of Brazil and is not an Affiliate of the Repurchase Guarantor, the Seller, any Seller Affiliate or any subsidiary of the Repurchase Guarantor; (iii) if a governmental entity, is a Brazilian governmental entity or any agency, instrumentality, authority or political subdivision thereof; and (iv) is not the Obligor under any Delinquent Receivable or Defaulted Receivable.

         "Eligible Receivable" means any Receivable (i) arising under a Sale Agreement under which the Obligor is an Eligible Obligor, (ii) arising in the ordinary course of business of the Seller or a Seller Affiliate, (iii) that is not an overdue Receivable, (iv) arising under a Sale Agreement that constitutes the legal, valid and binding obligation of an Eligible Obligor, (v) that is not subject to any dispute, offset, counterclaim or defense whatsoever, (vi) that is not subject to any restriction on the sale or assignment thereof, (vii) that itself does not, and the Sale Agreement under which it arises does not, contravene in any material respect any laws, rules or regulations applicable thereto, and no party to such Sale Agreement, with respect to such Receivable, is in violation of any such law, rule or regulation, (viii) that satisfies all applicable material requirements of the Credit Manual, and (ix) in the case of governmental Receivables arising under duplicatas, has been accepted by such governmental Obligor.

         "Event of Default" has the meaning specified in Section 5.1(b) of the Indenture.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Exchange Date" has the meaning specified in Section 3.3(d) (ii) of the Indenture.

         "Excess Overcollateral Date" means any Brazilian Business Day on which the Overcollateral Ratio is equal to or greater than 140%.

         "Extra Amounts" has the meaning specified in Section 4.5(a) of the Indenture.

         "Final Termination Date" means the last to occur of any Series Termination Date with respect to any Series of Senior Notes.

         "Holder" or "Noteholder" means the person in whose name such Senior
Note is registered in either the U.S. Register or the Offshore Register.

         "Indenture" means the Indenture dated as of April[ ], 1998 among the Issuer, TTSA, the Repurchase Guarantor, the Brazilian Collateral Agent, the Trustee and the London Issuing and Paying Agent, as amended, supplemented or otherwise modified from time to time.

         "Independent Accountants" means initially Arthur Andersen or any other internationally recognized firm of certified public accountants selected by the Issuer, independent of the Seller and the Repurchase Guarantor and approved by the Trustee.

         "Independent Accountants Monthly Certificate" has the meaning set forth in Section 3.5 of the Master Sales and Servicing Agreement.

         "Initial Designated Receivables" means the Designated Receivables sold by the Seller to TTSA and further sold by TTSA to the Issuer, in both cases on the initial Issue Date.

         "Installment Sale Agreement" means any Sale Agreement that calls for payments thereunder to be made in installments.

         "Installment Sale Agreement Payment Date" means the date specified in any Installment Sale Agreement for any payment to be made thereunder.

         "Interest Payment Amount" means, in respect of any Interest Payment Date for any Series of Senior Notes, the amount of interest in respect of the outstanding principal amount of such Series of Senior Notes payable on such Payment Date.

         "Interest Payment Date" means any date on which an Interest Payment Amount in respect of any Series of Senior Notes is payable, as set forth in the relevant Series Supplement.

         "Interest Rate" means, with respect to the Senior Notes of any Series, the rate of interest specified in the relevant Series Supplement.

         "Investment Company Act" means the United States Investment Company Act of 1940, as amended.

         "Issue Date" means, with respect to any Series of Senior Notes, the date on which such Series of Senior Notes is issued pursuant to the Indenture.

         "Issuer" means Technology Acceptance Corp., an exempted company incorporated under the laws of the Cayman Islands.

         "Issuer Order" means a written request or order in the name of the Issuer by the Seller as agent for the Issuer signed by a Responsible Officer of the Seller and delivered to a Responsible Officer of the Trustee or the Brazilian Collateral Agent.

         "Legend" has the meaning specified in Section 3.3(h) of the Indenture.

         "Lien" means any mortgage, pledge, lien, hypothecation, security interest or other charge or encumbrance including, without limitation, any equivalent created or arising under the laws of the United States, Brazil or the Cayman Islands.

         "London Issuing and Paying Agent" means The Bank of New York, London Branch and any other Issuing and Paying Agent and any successor thereto appointed pursuant to the Preamble of the Indenture.

         "Majority Noteholders" means one or more Noteholder holding at least 51% of the aggregate unpaid principal amount of the Senior Notes of a Series or of all Series, as the context requires, Outstanding at any time.

         "Master Sales and Servicing Agreement" means the Master Sales and Servicing Agreement, dated as of April 16, 1998, among the Issuer, the Repurchase Guarantor, the Seller, TTSA, the Principal Servicer and the Brazilian Collateral Agent.

         "Maturity Date" means, as specified in the relevant Series Supplement, the maturity date in respect of any Series of Senior Notes.

         "Minimum Overcollateral Ratio" means an Overcollateral Ratio equal to 125%.

         "Monthly Dilution Rate" means, with respect to any month, the percentage determined by dividing (a) the purchase price of any Product returned within 60 days of the sale thereof by (b) the total amount of revenues generated by sales of Products by the Seller and the Seller Affiliates in such month.

         "Monthly Foreign Exchange Variation" means, with respect to any month, the percentage increase or decrease in the rate of exchange of the Real to the U.S. Dollar measured by dividing (a) the rate of exchange announced by the Central Bank of Brazil on the PCOT 390 screen at the end of the last Brazilian Business Day of such month by (b) the rate of exchange announced by the Central Bank of Brazil on the PCOT 390 screen at the end of the last Brazilian Business Day of the month preceding such month.

         "Monthly Loss" means, with respect to any month, the percentage determined by dividing (a) the sum of the Outstanding Stated Amounts of all Eligible Receivables that become Defaulted Receivables during such month by (b) the sum of the Outstanding Stated Amounts of all Eligible Receivables that matured during the second immediately preceding month (the term Loss, used as defined herein, is not meant to refer to any actual loss).

         "Monthly Records" means all records and data maintained by the Principal Servicer with respect to the Designated Receivables, including the following with respect to each Designated Receivable: the account number; Eligible Obligor name; Eligible Obligor address; Eligible Obligor home phone number; Eligible Obligor business phone number; original Outstanding Stated Amount; current Outstanding Stated Amount; current remaining term; origination date; first payment date; next payment due date; date of most recent payment; days currently delinquent; past due late charges, if any.

         "n", in calculating the Net Present Value of any Receivable, means the number of days remaining until the maturity of such Receivable, divided by 30.

         "Net Present Value" means the sum of a fraction, the numerator of which is one less the Average Dilution Rate multiplied by the sum of the Outstanding Stated Amounts of the Designated Receivables in respect of which such calculation is being made and the denominator of which is the Average Yield divided by 12 plus one multiplied by the Average Monthly Foreign Exchange Rate Variation plus one to the power of the number of months remaining until the maturity of such Receivables being the result of such division multiplied by one less the Average Loss.

               [   OUTSTANDING       (1 -      AVG      )     ]
  NET PRESENT =[ STATED AMOUNT(x)    (     DILUTION RATE)     ] x (1 - AVG LOSS)
    VALUE      [ ---------------------------------------------]
               [ (1+ AVG YIELD) x  (1+ AVG MONTHLY) ]n        ]
               [     ---------    (FOREIGN EXCHANGE VARIATION)]
               [        12                                    ]


         "New York Business Day" means a day on which banks are not required or authorized to close in New York, New York.

         "Note Payment Amount" means in respect of any Payment Date for any Series of Senior Notes, the sum of (a) the Principal Payment Amount in respect of the outstanding principal amount of such Series of Senior Notes on such Payment Date and (b) the Principal Payment Amount of principal scheduled to be paid on such Series of Senior Notes on such Payment Date.

         "Obligor" means the Person or Persons who are obligated to make payments under any Sale Agreement.

         "Offering Circular" means the Issuer's offering circular, dated April 16, 1998.

         "Officer's Certificate" shall mean a certificate signed by a Responsible Officer.

         "Offshore Register" has the meaning specified in Section 3.3(a) of the Indenture.

         "Offshore Registrar" has the meaning specified in Section 6.16 of the Indenture.

         "Opinion of Counsel" means an opinion of counsel who is acceptable to the Trustee. The counsel may be counsel to the Repurchase Guarantor, the Issuer, TTSA, the Trustee, the Brazilian Collateral Agent or the Noteholders.

         "Other Costs" has the meaning specified in Section 15.4(c) of the Indenture.

         "Outstanding" means, with respect to any Series of Senior Notes, all Senior Notes issued and outstanding, excluding (a) those canceled, purchased or otherwise acquired by the Issuer, the Repurchase Guarantor or the Trustee, or any of the Affiliates of any of them, and (b) Senior Notes in lieu of which others have been delivered pursuant to the Indenture.

         "Outstanding Stated Amount" means, with respect to any Eligible Receivable, as of any date, the total outstanding amount payable, in Reais, in respect of such Eligible Receivable.

         "Overcollateral Amount" means, on any date, an amount equal to (a) the sum of (i) the Net Present Value of the Designated Receivables Pool, (ii) the Aggregate Account Balance and (iii) the current value of all Eligible Investments minus (b) the sum of the aggregate unpaid principal amount of all Senior Notes Outstanding. For purposes of calculation of the Overcollateral Amount, any amounts included in clause (a) of the preceding sentence that are determined in Reais shall be converted into U.S. Dollars using the Reference Rate.

         "Overcollateral Obligation" means the obligation of the Issuer to maintain, at all times, an Overcollateral Ratio at least equal to the Minimum Overcollateral Ratio pursuant to Section 2.5 of the Master Sales and Servicing Agreement.

         "Overcollateral Ratio" means, on any day, the percentage determined by dividing (a) the sum of (i) the Aggregate Account Balance,(ii) the Net Present Value of the Designated Receivables Pool, and (iii) the current value of Eligible Investments, by (b) the sum of the unpaid principal amount of each Series of Senior Notes Outstanding. For purposes of calculation of the Overcollateral Ratio, any amounts included in clause (a) of the preceding sentence that are determined in Reais shall be converted into U.S. Dollars using the Reference Rate.

         "Paying Agent" means the London Issuing and Paying Agent or any other paying agent appointed pursuant to Section 6.15 of the Indenture.

         "Payment Date" means any Interest Payment Date or Maturity Date.

         "Payment Obligation" means all principal, interest and Additional Amounts required to be paid by the Issuer pursuant to the terms of the Indenture and the Senior Notes.

         "Permanent Regulation S Global Note" has the meaning specified in
Section 3.2(a) of the Indenture.

         "Person" means any individual, company, corporation, firm, partnership, trust, joint venture, association, organization, state or agency of a state or other entity, whether or not having a separate legal personality.

         "Principal Payment Amount" means, as specified in the relevant Series Supplement, the principal amount of any Series of Senior Notes, in each case payable on the Maturity Date thereof.

         "Principal Servicer" means Bahia Tecnologia Ltda., or any successor Principal Servicer appointed pursuant to Section 6.3 of the Master Sales and Servicing Agreement.

         "Principal Servicer Fee" has the meaning set forth in Section 3.4 of the Master Sales and Servicing Agreement.

         "Principal Servicer Monthly Certificate" has the meaning set forth in
Section 3.5 of the Master Sales and Servicing Agreement.

         "Principal Servicer Report Date" has the meaning specified in Section
3.5 of the Master Sales and Servicing Agreement.

         "Principal Servicer Termination Event" means an event described in
Section 6.1 of the Master Sales and Servicing Agreement.

         "Process Agent" has the meaning set forth in Section 7.3 of the Master Sales and Servicing Agreement and in Section 15.11(b) of the Indenture.

         "Program Amount" is U.S.$150,000,000.

         "Reais," "Real," or "R$" means the legal currency of Brazil.

         "Receivable" means the right to receive payments under, and the right to enforcement of, any Sale Agreement.

         "Receivable File" means the documents, electronic entries, instruments and writings pertaining to a particular Designated Receivable.

         "Receivables Purchase Price" means the Net Present Value of any Receivables purchased by TTSA and the Issuer minus the Principal Servicer Fee pursuant to Article II of the Master Sales and Servicing Agreement.

         "Record Date" has the meaning specified in Section 3.3(e) of the Indenture.

         "Reference Rate" means the rate of exchange announced by the Central Bank of Brazil on the PCOT 390 screen at 5:00 p.m. (Sao Paulo time) on the Brazilian Business Day preceding the date of determination.

         "Regulation S" has the meaning specified in Section 3.2(a) of the Indenture.

         "Regulation S Global Note" means each Temporary Regulation S Global Note, and each Permanent Regulation S Global Note to be issued in registered form and sold in transactions outside the United States in reliance on Regulation S.

         "Regulation S Notes" means each Temporary Regulation S Global Note, each Permanent Regulation S Global Note and each Definitive Regulation S Note.

         "Repurchase Guarantor" means Vitech America, Inc., a corporation organized under the laws of Florida.

         "Repurchase Obligation" shall have the meaning set forth in Section 2.3(b) of the Master Sales and Servicing Agreement.

         "Repurchase Price" means, in respect of any Affected Receivable required to be repurchased by the Seller pursuant to Section 2.3(b) of the Master Sales and Servicing Agreement, the Net Present Value thereof on the date such Affected Receivable was initially sold to the Issuer multiplied by one plus the Average Monthly Foreign Exchange Variation applied in the calculation of the original Receivables Purchase Price multiplied by one plus the Average Yield applied in the calculation of the original Receivables Purchase Price divided by 12, both to the power of the number of days elapsed between the date of the initial sale and the date of the repurchase divided by 30.

         "Required Repurchase Date" has the meaning set forth in Section 2.3(b) of the Master Sales and Servicing Agreement.

         "Responsible Officer" means, with respect to any Person other than the Trustee, the Brazilian Collateral Agent, the Seller or the Repurchase Guarantor, a duly elected or appointed, authorized, and acting officer, agent or representative of such Person. "Responsible Officer" when used with respect to the Trustee or the Brazilian Collateral Agent means any officer thereof, including without limitation any vice president, assistant vice president, assistant treasurer, assistant secretary or other officer or employee of the Trustee or Brazilian Collateral Agent responsible for the administration of the Indenture. "Responsible Officer" when used with respect to the Seller or the Repurchase Guarantor means, unless the context otherwise requires, the president, chief executive officer, chief financial officer, vice president, principal accounting officer or treasurer of the Repurchase Guarantor or other executive officer of the Repurchase Guarantor who in the normal performance of his or her operational duties would have knowledge of the subject matter relating to any certificate, report or notice to be delivered or given under any Transaction Documents.

         "Restricted Period" means, in respect of any Series of Senior Notes, the period between (i) the date specified in the relevant Series Supplement as the beginning of such period and (ii)the Maturity Date of such Series of Senior Notes.

         "Rule 144A" has the meaning specified in Section 3.2(b) of the Indenture.

         "Rule 144A Notes" has the meaning specified in Section 3.2(b) of the Indenture.

         "Sale Agreement" means any agreement for the purchase and sale of any Products between the Seller, or any Seller Affiliate, and any Obligor.

         "Securities Act" has the meaning specified in Section 3.2(a) of the Indenture.

         "Seller" has the meaning set forth in the Preamble to the Master Sales and Servicing Agreement.

         "Seller Assignment of Credit Rights" means the Seller Assignment of Credit Rights, executed by the Seller and TTSA under the laws of Brazil, substantially in the form of Exhibit B to the Master Sales and Servicing Agreement, pursuant to which the Seller sells to TTSA the rights to receive payments under certain identified Designated Receivables.

         "Senior Note" means any Note authenticated and delivered under the Indenture, and includes any Temporary Regulation S Global Note, any Permanent Regulation S Global Note, any Definitive Regulation S Note and any Rule 144A Note.

         "Series" means any separate series of Senior Notes issued under the Indenture.

         "Series Collateral" has the meaning specified in Section 2.1(b) of the Indenture.

         "Series Supplement" means, with respect to each Series of Senior Notes, a Series Supplement, in the form of Schedule 1 to the Indenture, to be delivered to the Trustee and to the Brazilian Collateral Agent at least three Business Days prior to each proposed Issue Date of any Series of Senior Notes.

         "Series Termination Date" means the date on which all amounts payable with respect to a Series of Senior Notes have been finally and indefeasibly paid in full in cash and none of the Issuer, the Repurchase Guarantor or the Trustee has any remaining obligations under any of the Transaction Documents with respect to such Series of Senior Notes.

         "Series Weighted Yield" means, in respect of any Series, the product of
(a) the Interest Rate for such Series and (b) the percentage determined by dividing (i) the principal amount Outstanding of such Series by (ii) the aggregate principal amount of all Series of Senior Notes Outstanding.

         "Servicer" means the Principal Servicer and any Subservicer.

         "Sinking Fund Account" means any U.S. Sinking Fund Account or Brazilian Sinking Fund Account.

         "Sinking Fund Account Achievement Date" means, during any period that a Restricted Period is in effect in respect of any Series of Senior Notes Outstanding, the date on which the Sinking Fund Account Balance of each relevant Brazilian Sinking Fund Account is at least equal to the Sinking Fund Required Balance that must be on deposit in each such Brazilian Sinking Fund Account by the next related Sinking Fund Account Required Balance Date.

         "Sinking Fund Account Balance" means, on any day and with respect to any Sinking Fund Account, the amount of cash on deposit in such Sinking Fund Account.

         "Sinking Fund Required Balance" means, in respect of the Brazilian Sinking Fund Account established in respect of any Series of Senior Notes, the required balance (stated in U.S. Dollars) for such Brazilian Sinking Fund Account as of the related Sinking Fund Required Balance Date, as specified in the relevant Series Supplement. For purposes of calculating the Sinking Fund Required Balance, the amount on deposit in Reais in

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the relevant Brazilian Sinking Fund Account shall be converted into U.S. Dollars using the Reference Rate.

         "Sinking Fund Required Balance Date" has the meaning set forth in the relevant Series Supplement.

         "Sinking Fund Schedule" means, with respect to any Sinking Fund Account, the schedule of Sinking Fund Required Balances set forth in the related Series Supplement.

         "Subsequent Purchase Date" means each date on which Additional Designated Receivables are sold, assigned and transferred by the Seller to TTSA and by TTSA to the Issuer.

         "Subservicer" means any entity appointed as subservicer pursuant to
Section 5.4 of the Master Sales and Servicing Agreement and any successor thereto.

         "Substitution" has the meaning specified in Section 2.3(b) of the Master Sales and Servicing Agreement.

         "Tax" or "Taxes" has the meaning specified in Section 4.5(a) of the Indenture.

         "Temporary Regulation S Global Note" has the meaning specified in
Section 3.2(a) of the Indenture.

         "Transaction Documents" means the Indenture, the Senior Notes, the Master Sales and Servicing Agreement, each Assignment of Credit Rights and each Series Supplement and any exhibits, annexes and appendices to such documents.

         "Trigger Event" has the meaning specified in Section 5.1 (a) of the Indenture.

         "Trustee" means The Bank of New York, in its capacity as trustee under the Indenture and any successor in such capacity.

         "TTSA" means Technology Trust S.A., a corporation organized under the laws of Brazil.

         "TTSA Assignment of Credit Rights" means the TTSA Assignment of Credit Rights, executed by TTSA and the Issuer under the laws of Brazil, substantially in the form of Exhibit B of the Master Sales and Servicing Agreement, pursuant to which TTSA sells to the Issuer the rights to receive payments under identified Designated Receivables.

         "Unibanco" means Unibanco - Uniao de Bancos Brasileiros S.A., Grand Cayman Branch.

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         "U.S. Dollars", "Dollars" or "U.S.$" means the legal currency of the
United States of America.

         "U.S. Register" has the meaning specified in Section 3.3(b) of the Indenture.

         "U.S. Registrar" has the meaning specified in Section 6.16 of the Indenture.

         "U.S. Sinking Fund Account" has the meaning specified in Section 4.1(c) of the Indenture.

         "Yield to Maturity" means, in respect to any Series of Non Interest Bearing Notes, the rate specified in the relevant Series Supplement.


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